                                                                 EXHIBIT 10.17

                              AMENDMENT NO. 1 TO
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT

          THIS AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment No. 1") is made as of the 26th day of September, 1997 by and among HOME HEALTH CORPORATION OF DELAWARE, INC., a Delaware corporation ("Borrower"); CORESTATES BANK, N.A., a national banking association ("CoreStates") and the other banks identified on the signature pages hereto (each individually a "Bank" and individually and collectively, "Banks"); and CoreStates as agent for the Banks ("Agent").

                                  WITNESSETH:
                                  ----------

          WHEREAS, Borrower, Banks and Agent are parties to that certain Third Amended and Restated Credit Agreement dated March 13, 1997 (as amended from time to time, including by this Amendment No. 1, the "Credit Agreement"); and

          WHEREAS, Home Health Corporation of America, Inc. ("Parent") and certain of its subsidiaries other than Borrower have executed (or joined in) that certain Amended and Restated Guaranty dated March 13, 1997 (as amended from time to time, the "Guaranty") in favor of Banks in connection with the Credit Agreement; and

          WHEREAS, Borrower has requested, and the Banks have agreed subject to the terms and conditions hereof, to amend certain financial covenants under the Credit Agreement as set forth herein.

          NOW, THEREFORE, in consideration of the premises and the agreements herein set forth and intending to be legally bound hereby, the parties hereto agree as follows:

          1.   Definitions
               -----------

          a.       General Rule. Unless otherwise defined herein, terms used
                   ------------
 herein which are defined in the Credit Agreement shall have the meanings assigned to them in the Credit Agreement.

          b.       Additional Definition. The following definition is hereby
                   ---------------------
 added to Section 1 of the Credit Agreement to read in its entirety as follows:

               "Amendment No. 1" shall mean the Amendment No. 1 to Credit
                ---------------
          Agreement by and among Borrowers, Agent and Banks.

          2.   Amendment to Paragraph 5.15 (Maximum Funded Debt to Adjusted
               ------------------------------------------------------------
EBITDA Ratio).  Paragraph 5.15 of the Credit Agreement is hereby amended and
-------------
restated to read in its entirety as follows:

             5.15.     Maximum Funded Debt to Adjusted EBITDA Ratio.
                       --------------------------------------------

                       Maintain as of the end of each fiscal quarter during the periods set forth in the left hand column below a ratio of (i) Funded Debt of Parent and its consolidated Subsidiaries to (ii) Adjusted EBITDA plus, for any calculation thereof which includes the fiscal quarter ended June 30, 1997, the amount of non-recurring charges taken during that quarter and deducted in calculating net income (i.e., a $3.0 million charge to reflect an increase in bad debt reserves and a $1.1 million restructuring charge), of not greater than the ratio set forth in the right hand column below:

                        Period                         Ratio
                        ------                         -----

                        Date of the Credit Agreement
                          through 9/30/97               3.25 to 1
                        10/1/97 through 3/31/98         3.00 to 1
                        4/1/98 through 12/31/98         2.75 to 1
                        1/1/99 and thereafter           2.50 to 1


          3.   Amendment to Paragraph 5.17 (Maximum Leverage Ratio).  Paragraph
               ----------------------------------------------------
5.17 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                        5.17 Maximum Leverage Ratio. Maintain as of the end of each fiscal quarter during the periods set forth in the left hand column below a ratio of consolidated Funded Debt to consolidated Total Capitalization of not greater than the ratio set forth in the right hand column below:

                        Period                          Ratio
                        ------                          ------

                        Date of the Credit Agreement
                          through 6/30/97               0.65 to 1
                        7/1/97 through 12/31/97         0.60 to 1
                        1/1/98 through 6/30/98          0.57 to 1
                        7/1/98 through 3/31/99          0.55 to 1
                        4/1/99 and thereafter           0.50 to 1

          4.   Waiver of Past Defaults.  Banks hereby waive the defaults by
               -----------------------
Borrower under Paragraphs 5.15 (Maximum Funded Debt to Adjusted EBITDA Ratio) and 5.17 (Maximum Leverage Ratio) as in effect prior to the date hereof; provided, that nothing herein shall be construed as a waiver of any defaults under Paragraphs 5.15 or 5.17, as amended hereby, or any other provisions of the Credit Agreement.

          5.   Representations and Warranties.  Borrower and Guarantors hereby
               ------------------------------
represent and warrant to Banks as follows:

          a.        Representations.  The representations and warranties set
                    ---------------
forth in Section Three of the Credit Agreement (other than those made only as of a specific date) are true and correct in all material respects as of the date hereof; no Event of Default or Default under the Credit Agreement is in existence; and there has been no event or circumstance since March 13, 1997, which has caused or is reasonably likely to cause a Material Adverse Effect.

          b.        Power and Authority; Enforceability.  Borrower has the power
                    -----------------------------------
and authority under the laws of its state of incorporation and its certificate of incorporation and bylaws to enter into and perform, to the extent applicable to it, this Amendment No. 1; and all actions necessary or appropriate for the execution and performance by Borrower of this Amendment No. 1 have been taken and upon their execution, the same will constitute the legal, valid and binding obligations of Borrower, enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency and other similar laws affecting the rights of creditors generally.

          c.        No Violation of Laws or Agreements.  The making and
                    ----------------------------------
performance of this Amendment No. 1 and actions required of Borrower hereunder will not violate any provisions of any federal, state or local law or regulation, or result in any breach or violation of, or constitute a default under, any agreement by which Borrower or its property may be bound.

          6.   Conditions to Effectiveness of Amendment.  This Amendment No. 1
               ----------------------------------------
shall be effective upon Agent's receipt of the following documents and satisfaction of the following conditions, each in form satisfactory to Banks:

               a.   Amendment No. 1.  This Amendment No. 1, duly executed by
                    ---------------
Borrower, Guarantors, Banks and Agent.

               b.   Other Documents.  Such additional documents as Agent shall
                    ---------------
reasonably request.

          7.   Affirmation.  Borrower and Guarantors hereby affirm all of the
               -----------
provisions of the Credit Agreement, as amended (including by this Amendment No.
1) and the other Loan

Documents and agree that the terms and conditions of the Credit Agreement as amended (including by this Amendment No. 1) and the other Loan Documents shall continue in full force and effect as supplemented and amended hereby.

          8.   Miscellaneous.
               -------------

          a. This Amendment No. 1 shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

          b. Borrower agrees to reimburse Agent for all reasonable costs and expenses (including but not limited to, reasonable attorneys' fees and reasonable disbursements) which Agent may pay or incur in connection with the preparation of this Amendment No. 1 and the preparation or review of other documents executed or delivered in connection herewith.

          c. All terms and provisions of this Amendment No. 1 shall be for the benefit of and be binding upon and enforceable by the respective successors and assigns of the parties hereto.

          d. This Amendment No. 1 may be executed in any number of counterparts with the same effect as if all the signatures on such counterparts appeared on one document and each such counterpart shall be deemed an original.

          e. Except as expressly set forth in Paragraph 4 above, the execution, delivery and performance of this Amendment No. 1 shall not effect a waiver of any right, power or remedy of Agent or Banks under applicable law or under the Credit Agreement and the agreements and documents executed in connection therewith or constitute a waiver of any provision thereof.

          IN WITNESS WHEREOF, the undersigned by their duly authorized officers, have executed this Amendment No. 1, effective as of the day and year first written above.

                              HOME HEALTH CORPORATION OF
Attest:                          DELAWARE, INC.


By:_______________________    By:_____________________________
   Name:                         Name:  Bruce Colburn
   Title:                        Title: Chief Financial Officer



                            [EXECUTIONS CONTINUED]

                              CORESTATES BANK, N.A., for itself and as Agent


                              By:_____________________________
                                 Name:
                                 Title:

                              FIRST UNION NATIONAL BANK


                              By:_____________________________
                                 Name:
                                 Title:

                              PNC BANK, NATIONAL ASSOCIATION


                              By:_____________________________
                                 Name:
                                 Title:


                              SUNTRUST BANK, CENTRAL FLORIDA,
                                 N.A.


                              By: ____________________________
                                 Name:
                                 Title:

                              TORONTO DOMINION (NEW YORK), INC.


                              By:___________________________
                                 Name:
                                 Title:

                             [EXECUTIONS CONTINUED]

                              FLEET NATIONAL BANK


                              By:___________________________
                                 Name:
                                 Title:

          The undersigned Guarantors hereby acknowledge and agree to the foregoing Amendment No. 1, affirm the representations set forth in Paragraph 4 thereof, and agree that the Guaranty continues in full force and effect and guarantees all obligations under the Credit Agreement, as amended thereby:

HOME HEALTH CORPORATION OF                HOME HEALTH CORPORATION OF
 AMERICA, INC.                             AMERICA, INC. - TAMPA NURSING
PENNSYLVANIA HOME HEALTH                  PENNSYLVANIA HOME HEALTH
SERVICES/PHILADELPHIA, INC.                SERVICES/SUBURBAN, INC.
PENNSYLVANIA HOME HEALTH                  HHCA, INC. - DELAWARE
 SERVICES/NORTHEAST, INC.                 HHCA - SERVICE CO.
PENNSYLVANIA HOME CARE, INC.              HOME HEALTH CORPORATION OF
HOME CARE MEDICAL SUPPLY AND               AMERICA, INC. - EASTERN SHORE
 EQUIPMENT, INC.                          HOME HEALTH SYSTEMS, INC.
NUTRITIONAL HOME HEALTH                   HHCA TEXAS HOLDINGS, INC.
 SERVICES, INC.                           HHCA TEXAS GP, INC.
ALL CARE HEALTH SERVICES, INC.            HHCA TEXAS HEALTH SERVICES,
ALL-CARE HOME HEALTH                       L.P., by HHCA TEXAS GP, INC.,
 SERVICES, INC.                            its general partner
HOME HEALTH CORPORATION OF                HHCA TEXAS INFUSION SERVICES,
 AMERICA, INC./FT. PIERCE HOME             L.P., by HHCA TEXAS GP, INC.,
 HEALTH SERVICES                           its general partner
HHCD, INC.                                HHCA TEXAS PRIVATE NURSING
HHCDME, INC.                               SERVICES, L.P., by HHCA TEXAS GP,
PROFESSIONAL HOME HEALTH                    INC., its general partner
 SERVICES, INC.                           HHCA TEXAS MEDICAL EQUIPMENT,
HOME HEALTH CORPORATION OF                 L.P., by HHCA TEXAS GP, INC.,
 AMERICA, INC.-TAMPA                       its general partner
HOME HEALTH CORPORATION OF                R.S.D. MANAGEMENT, INC.
 AMERICA, INC.-TAMPA                      NURSING SERVICES HOME CARE,
 DIAGNOSTIC SERVICES                       INC.
HOME HEALTH CORPORATION OF                NURSING SERVICES HOME CARE,
 AMERICA, INC. - PINELLAS                  LTD.
HOME HEALTH CORPORATION OF                NURSING SERVICES STAFFING OF
 AMERICA, INC.- ST. PETERSBURG             N.H., INC.
(continued in next column)                NURSING SERVICES, INC.
                                               NAHATAN DRUG, INC.

By:_______________________                By:___________________________
   Name:                                     Name:       Bruce Colburn
   Title:                                    Title: Chief Financial
                                                    Officer

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